PROSPECTUS SUPPLEMENT DATED APRIL 2, 2001


This Supplement updates certain information contained in the TD Waterhouse Variable Annuity prospectus dated
May 1, 2000, issued by First Fortis Life Insurance
Company. Please read this Supplement carefully. You should attach this Supplement to the applicable product prospectus referred to above and retain it for future reference

Effective April 1, 2001, First Fortis Life Insurance
Company contracted the administrative servicing of the contracts to Hartford Life Insurance Company ("HLIC"), a subsidiary of The Hartford Financial Services Group
("Hartford"). Although First Fortis remains responsible for all contract terms and conditions, HLIC is responsible for servicing the contracts, including claims administration, oversight of investment management and overall contract administration. This was part of a larger transaction whereby HLIC reinsured all of the individual life insurance and annuity business of First Fortis.

Additionally, Hartford acquired the principal underwriter of the contracts, Fortis Investors, Inc.
As a part of the transaction Fortis Investors, Inc. is changing its name to Woodbury Financial Services, Inc.

As part of the transaction, the Fortis Series Fund, Inc. (the "Fund") which provides underlying investment options for the contracts, entered into a new investment advisory agreement with HL Advisors, LLC
("HLA"), a Hartford affiliate, to provide investment management for the Fund. HLA has, in turn, entered into several subadvisory agreements with both current and new investment advisers. For further information about the Fund and the new advisory and subadvisory agreements, please refer to the Fortis Series Fund prospectus supplement dated April 2, 2001.









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